SUPPLEMENT TO THE PROSPECTUS

                          Templeton International Fund
                          Prospectus dated May 1, 1996
                      (as supplemented September 15, 1996)

                         Templeton Asset Allocation Fund
                              Templeton Stock Fund
                          Prospectus dated May 1, 1996

On December 3, 1996, the Trust's Board of Trustees approved new investment management agreements (the "Proposed Agreements") between the Templeton International Fund, Templeton Stock Fund and Templeton Asset Allocation Fund, respectively, and their investment manager, Templeton Investment Counsel, Inc. ("TICI"), subject to shareholder approval. Shareholders of record as of the close of business on December 9, 1996 are entitled to vote at the February 10, 1997 shareholders meeting. The Proposed Agreements provide for an increase in the rate of the investment management fee payable by each Fund to TICI as follows: Templeton International Fund and Templeton Stock Fund, 0.75% up to $200 million, 0.585% up to $1.3 billion, and 0.60% over $1.3 billion; and Templeton Asset Allocation Fund, .65% up to $200 million, .585% up to $1.3 billion, and
 .52% over $1.3 billion (based on average daily net assets of each Fund).

If approved by the shareholders, the Proposed Agreements would be effective on May 1, 1997.

ANY INVESTMENTS IN THE FUNDS PRIOR TO MAY 1, 1997 WILL BE AFFECTED AFTER MAY 1, 1997 BY THE INCREASED INVESTMENT ADVISORY FEE IF THE PROPOSED AGREEMENTS ARE APPROVED BY THE SHAREHOLDERS.

December 13, 1996